UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

GOOD SAM ENTERPRISES, LLC

(Exact name of company as specified in its charter)

Delaware	000-22852	13-3377709
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, IL 60069	(847) 229-6720
(Address of executive offices)	(Registrant’s telephone
number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On July 23, 2012, Good Sam Enterprises, LLC (the “Company”) issued a press release announcing a 13.4% revenue growth for the second quarter of 2012 versus the second quarter of 2011, and announcing intent to file their quarterly report on Form 10-Q for the second quarter ended June 30, 2012 on August 14, 2012.  The contents of such press release are incorporated by reference in this Item 8.01.

Item 9.01:  Financial Statements and Exhibits

a. Financial Statements:  N/A

b. Pro forma financial statements:  N/A

c. Shell company transactions:  N/A

d. Exhibits:

Description of Exhibit	Exhibit No.

Press Release, dated July 23, 2012, issued by the Company	99.1

SIGNATURES

GOOD SAM ENTERPRISES, LLC
(Company)

Date: July 24, 2012	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Chief Financial Officer